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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 30, 2003


                                AMERIANA BANCORP
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               (Exact Name of Registrant as Specified in Charter)

        INDIANA                          0-22423                  35-1782688
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA   47263-1048
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               (Address of Principal Executive Offices)   (Zip Code)


       Registrant's Telephone Number, Including Area Code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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          (a) Not applicable.


          (b) Not applicable.


          (c) The following exhibit is filed herewith:


              Exhibit 99   Press Release dated October 30, 2003


ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION
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     On October 30, 2003, Ameriana Bancorp issued a press release announcing its unaudited financial results for the third quarter and nine month period ended September 30, 2003. A copy of the press release is attached to this Report as an exhibit and is furnished herewith.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                AMERIANA BANCORP


Dated: October 30, 2003
                                By:/s/ Harry J. Bailey
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                                   Harry J. Bailey
                                   President